                                                                    EXHIBIT 99.2

Pulitzer Inc. Reports Sixth-Period Revenue For Four Weeks Ended
June 27, 2004

  Business Editors & News Directors

    ST. LOUIS--(WIRE NEWS NETWORK)--July 20, 2004--Pulitzer Inc. (NYSE: PTZ) today announced that revenue increased 6.6 percent for the four-week accounting period ended June 27, 2004 and increased 5.1 percent for the twenty-six-week year-to-date period when compared to the respective 2003 periods. June 2004 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 8.1 percent, with increases of 6.2 percent at the St. Louis operations and 13.2 percent at PNI.

    On a comparable basis, excluding the results of PNI acquisitions absent in the comparable periods of 2003, total revenue increased 5.7 percent for the four-week period ended June 27, 2004 and increased 4.2 percent for the twenty-six-week year-to-date period. Total comparable advertising revenue increased 7.1 percent for the four-week period ended June 27, 2004 and increased
5.0 percent for the twenty-six- week year-to-date period. Sixth period 2004 comparable advertising revenue increased 6.2 percent at the St. Louis operations and 9.5 percent at PNI. Comparable advertising revenue increased 3.6 percent at the St. Louis operations and 8.9 percent at PNI for the twenty-six-week year-to-date period.

    The principal components of the sixth-period comparable advertising revenue results for St. Louis and PNI were:

   -- Comparable retail advertising revenue, including preprints, increased 6.9 percent. Comparable retail ROP revenue increased 4.3 percent, principally due to gains in the grocery segment, as well as gains in local territory revenue, which increased 16.5 percent in St. Louis. These gains were offset by weakness in the department store, entertainment, home improvement, and furniture categories. Comparable retail ROP revenue increased 3.3 percent in St. Louis and increased 6.2 percent at PNI. Comparable retail preprint revenue increased 16.3 percent in St. Louis and
      5.2 percent at PNI.

   -- Comparable sixth period national advertising revenue, including preprints, increased 4.0 percent versus 2003, principally due to strong schedules from IBM and Boeing and strength in the telecom segment, partially offset by weakness in the pharmaceutical and packaged goods categories. Comparable national preprint revenue increased 33.9 percent for the period and comparable national ROP revenue decreased 0.2 percent. Comparable national advertising revenue, including preprints, increased 2.7 percent in St. Louis and 29.8 percent at PNI.

   -- Comparable classified revenue increased 8.2 percent, with growth in all major categories.

                   Comparable Classified Advertising Revenue
                       Percentage Change 2004 Versus 2003

                                                                         Total
                                                                       Pulitzer,
                                                                       including
                                                             Tucson     Tucson
                                                 Total      Newspaper  Newspaper
    PERIOD 6          St. Louis       PNI       Pulitzer      Agency     Agency
Help Wanted             12.8%        32.5%        17.4%        33.1%      19.3%
Automotive               5.7%         0.9%         4.7%         0.9%       4.2%
Real Estate              4.4%        18.4%         8.4%         0.5%       7.8%
Total Classified
 Revenue                 6.0%        14.5%         8.2%        12.0%       8.6%

                    Comparable Classified Advertising Revenue
                       Percentage Change 2004 Versus 2003

                                                                         Total
                                                                       Pulitzer,
                                                                       including
                                                             Tucson     Tucson
                                                 Total      Newspaper  Newspaper
    Year-to-date      St. Louis       PNI       Pulitzer      Agency     Agency
Help Wanted              8.5%        32.1%        13.5%        40.6%         16.7%
Automotive               8.5%         5.0%         7.7%         3.6%          7.2%
Real Estate              8.5%        18.3%        11.2%        (4.6%)         9.8%
Total Classified
 Revenue                 7.9%        16.2%        10.0%        13.4%         10.3%

    June 2004 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 5.2 percent and total advertising revenue increased 8.3 percent. TNI retail revenue, including preprints, increased 6.1 percent with a 4.2 percent increase in retail ROP and an 11.5 percent increase in retail preprint revenue. Local territory revenues increased
15.8 percent for the period. TNI national revenue, including preprints, increased 5.5 percent. June classified revenue increased 12.0 percent.

    Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Ariz., and, through its Pulitzer Newspapers, Inc. ("PNI") subsidiary, 12 other dailies and more than 65 weekly newspapers, shoppers, and niche publications. The PNI dailies are The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; The Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 38 weekly papers and various niche publications.

    The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.

NOTES:

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.


PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)


                                                   Four       Four                     26        26
                                                   Weeks      Weeks                   Weeks     Weeks
                                                   Ended      Ended                   Ended     Ended
                                                  June 27,   June 29,               June 27,   June 29,
                                                    2004       2003        Change     2004       2003       Change
                                                             (Note 3)                          (Note 3)
Consolidated Operating Revenue (Note 1):
       Advertising:
         Retail                                    $ 9,385    $ 8,892       5.5%    $ 58,825   $ 56,537      4.0%
         National                                    2,506      2,511      (0.2%)     13,101     14,357     (8.7%)
         Classified                                 10,995     10,036       9.6%      67,757     60,852     11.3%
           Total                                    22,886     21,439       6.7%     139,683    131,746      6.0%

         Preprints                                   5,115      4,457      14.8%      31,384     29,535      6.3%

           Total
           Advertising                              28,001     25,896       8.1%     171,067    161,281      6.1%

       Circulation                                   6,194      6,210      (0.3%)     41,032     40,493      1.3%
       Other                                           587        508      15.6%       3,689      3,570      3.3%

            Total                                  $34,782    $32,614       6.6%    $215,788   $205,344      5.1%

Operating Revenue of Consolidated Subsidiaries:

 St. Louis Operations
   (Note 2):
       Advertising                                 $19,948    $18,784       6.2%    $121,593   $117,384      3.6%
       Circulation                                   4,632      4,596       0.8%      30,640     30,054      1.9%
       Other                                           224         90     148.9%       1,038        803     29.3%
     Total                                         $24,804    $23,470       5.7%    $153,271   $148,241      3.4%

 Pulitzer Newspapers, Inc.
       Advertising                                 $ 8,053    $ 7,112      13.2%    $ 49,474   $ 43,897     12.7%
       Circulation                                   1,562      1,614      (3.2%)     10,392     10,439     (0.5%)
       Other                                           363        418     (13.2%)      2,651      2,767     (4.2%)
     Total                                         $ 9,978    $ 9,144       9.1%    $ 62,517   $ 57,103      9.5%

Operating Revenue of Unconsolidated Newspaper Joint Venture:

     Pulitzer's 50% share of
      Tucson Newspaper Agency:

       Advertising                                 $ 3,348    $ 3,092       8.3%    $ 21,362   $ 20,805      2.7%
       Circulation                                     822        849      (3.2%)      5,821      5,874     (0.9%)
       Other                                            22         42     (47.6%)        207        253    (18.2%)
         Total                                     $ 4,192    $ 3,983      5.2%     $ 27,390   $ 26,932      1.7%

    Note 1

    Year-to-year comparisons are affected by acquisitions of weekly newspapers within the last 12 months that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:

                                   Four Weeks           26 Weeks
                               Comparable Change   Comparable Change
                                 Total              Total
                                Pulitzer   PNI     Pulitzer    PNI

      Advertising Revenue         7.1%     9.5%      5.0%      8.9%
      Total Revenue               5.7%     5.8%      4.2%      6.3%

    Note 2

    Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

    Note 3

    Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made in 2004.

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION

                              Four     Four               26        26
                              Weeks    Weeks             Weeks     Weeks
                              Ended    Ended             Ended     Ended
                             June 27,  June 29,          June 27, June 29,
                               2004     2003     Change    2004     2003        Change
                                       (Note 3)                   (Note 3)
    Advertising Linage
     (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
   Full run (all zones)
    Retail                     52.1     56.5     (7.7%)   345.2      357.7       (3.5%)
    National                   15.5     17.8    (12.6%)    88.1       99.2      (11.2%)
    Classified                 79.4     82.2     (3.4%)   488.0      505.6       (3.5%)
     Total                    147.1    156.5     (6.0%)   921.3      962.5       (4.3%)
   Part run (Retail/
    Classified)                41.5     37.1     11.7%    277.2      238.7       16.1%
     Total Inches             188.6    193.6     (2.6%  1,198.4    1,201.2       (0.2%)

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
   Full run (all zones)
    Retail                    108.3    108.5     (0.2%)   724.7      758.3       (4.4%)
    National                    6.7      9.6    (30.7%)    39.2       47.7      (17.8%)
    Classified                131.5    124.5      5.6%    825.1      777.0        6.2%
     Total                    246.5    242.6      1.6%  1,589.0    1,583.0        0.4%
Part run (Retail/
    Classified)                 3.6      5.4    (33.4%)    24.0       36.3      (33.9%)
    Total Inches              250.1    248.0      0.8%  1,613.0    1,619.3       (0.4%)

    Circulation (Note 4):

                                                Year-to-Date
                      Period Average              Average
                       2004     2003   Change   2004     2003    Change
    ST. LOUIS POST-DISPATCH:
       Daily         282,603  282,914  (0.1%)  282,059  287,229  (1.8%)
       Sunday        450,763  462,458  (2.5%)  453,579  466,343  (2.7%)

    COMBINED PULITZER NEWSPAPERS, INC.:
       Daily         185,094  184,731   0.2%   191,478  192,066  (0.3%)
       Sunday        187,484  188,893  (0.7%)  188,568  190,578  (1.1%)

    TUCSON NEWSPAPER AGENCY:
       Star Daily     95,167   95,704  (0.6%)  107,943  106,147   1.7%
       Citizen Daily  28,999   32,234 (10.0%)   31,795   34,727  (8.4%)
         Combined
          Daily      124,166  127,938  (2.9%)  139,738  140,874  (0.8%)

       Star Sunday   158,379  159,590  (0.8%)  172,108  174,122  (1.2%)

    Online Page Views (in thousands)

                      Four      Four             26       26
                      Weeks     Weeks           Weeks    Weeks
                      Ended     Ended           Ended    Ended
                     June 27,  June 29,        June 27, June 29,
                      2004      2003   Change    2004     2003
                              (Note 3)                  (Note 3) Change
    St. Louis         26,054   16,766   55.4%  186,297  116,716  59.6%

    Combined PNI
      Web sites        8,809    7,578   16.2%   53,003   43,406  22.1%

    Combined Tucson
      Web sites        6,266    7,746  (19.1%)  38,900   39,562  (1.7%)

       Totals         41,129   32,090   28.2%  278,200  199,684  39.3%

    Note 4

    Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

SOURCE: Pulitzer Inc.

-0-

CONTACT: James V. Maloney, Director of Shareholder Relations, of
Pulitzer Inc., 314-340-8402

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)


                                                  Four Weeks     Four Weeks              26 Weeks       26 Weeks
                                                     Ended         Ended                  Ended           Ended
                                                   June 27,       June 29,               June 27,       June 29,
                                                     2004      2003 (Note 3)   Change      2004       2003 (Note 3)    Change
                                                  ----------   -------------   -------   --------     ------------     -------
CONSOLIDATED OPERATING REVENUE (NOTE 1):

  Advertising:
   Retail                                           $  9,385     $  8,892        5.5%     $ 58,825       $ 56,537         4.0%
   National                                            2,506        2,511       (0.2%)      13,101         14,357        (8.7%)
   Classified                                         10,995       10,036        9.6%       67,757         60,852        11.3%
                                                    --------     --------      -----      --------       --------       -----
    Total                                             22,886       21,439        6.7%      139,683        131,746         6.0%
   Preprints                                           5,115        4,457       14.8%       31,384         29,535         6.3%
                                                    --------     --------      -----      --------       --------       -----
    Total Advertising                                 28,001       25,896        8.1%      171,067        161,281         6.1%

  Circulation                                          6,194        6,210       (0.3%)      41,032         40,493         1.3%
  Other                                                  587          508       15.6%        3,689          3,570         3.3%
                                                    --------     --------      -----      --------       --------       -----
    Total                                           $ 34,782     $ 32,614        6.6%     $215,788       $205,344         5.1%
                                                    ========     ========      =====      ========       ========       =====

OPERATING REVENUE OF CONSOLIDATED SUBSIDIARIES:


  St. Louis Operations (Note 2):
   Advertising                                      $ 19,948     $ 18,784        6.2%     $121,593       $117,384         3.6%
   Circulation                                         4,632        4,596        0.8%       30,640         30,054         1.9%
   Other                                                 224           90      148.9%        1,038            803        29.3%
                                                    --------     --------      -----      --------       --------       -----
    Total                                           $ 24,804     $ 23,470        5.7%     $153,271       $148,241         3.4%
                                                    ========     ========      =====      ========       ========       =====

  Pulitzer Newspapers, Inc.
   Advertising                                      $  8,053     $  7,112       13.2%     $ 49,474       $ 43,897        12.7%
   Circulation                                         1,562        1,614       (3.2%)      10,392         10,439        (0.5%)
   Other                                                 363          418      (13.2%)       2,651          2,767        (4.2%)
                                                    --------     --------      -----      --------       --------       -----
    Total                                           $  9,978     $  9,144        9.1%     $ 62,517       $ 57,103         9.5%
                                                    ========     ========      =====      ========       ========       =====

OPERATING REVENUE OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:

  Pulitzer's 50% share of Tucson Newspaper Agency:
   Advertising                                      $  3,348     $  3,092        8.3%     $  21,362      $ 20,805         2.7%
   Circulation                                           822          849       (3.2%)        5,821         5,874        (0.9%)
   Other                                                  22           42      (47.6%)          207           253       (18.2%)
                                                    --------     --------     ------      ---------      --------       -----
    Total                                           $  4,192     $  3,983        5.2%     $  27,390      $ 26,932         1.7%
                                                    ========     ========     ======      =========      ========       =====


Note 1

  Year-to-year comparisons are affected by acquisitions of weekly newspapers within the last 12 months that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:


                                                                 Four Weeks                    26 Weeks
                                                             Comparable Change              Comparable Change
                                                            -------------------          ---------------------
                                                               Total                       Total
                                                             Pulitzer     PNI             Pulitzer       PNI
                                                            -------------------          ---------------------
    Advertising Revenue                                        7.1%      9.5%               5.0%         8.9%
    Total Revenue                                              5.7%      5.8%               4.2%         6.3%


Note 2

  Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

  Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made in 2004.


                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT


SELECTED STATISTICAL INFORMATION


                                                         Four Weeks     Four Weeks             26 Weeks      26 Weeks
                                                           Ended          Ended                 Ended          Ended
                                                          June 27,       June 29,              June 27,      June 29,
                                                            2004      2003 (Note 3)   Change     2004      2003 (Note 3)  Change
                                                         ----------   ------------    ------   --------    ------------   ------
ADVERTISING LINAGE (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                                  52.1         56.5       (7.7%)      345.2         357.7      (3.5%)
      National                                                15.5         17.8      (12.6%)       88.1          99.2     (11.2%)
      Classified                                              79.4         82.2       (3.4%)      488.0         505.6      (3.5%)
                                                           -------      -------       ----      -------       -------      ----
        Total                                                147.1        156.5       (6.0%)      921.3         962.5      (4.3%)
    Part run (Retail/Classified)                              41.5         37.1       11.7%       277.2         238.7      16.1%
                                                           -------      -------       ----      -------       -------      ----
        Total Inches                                         188.6        193.6       (2.6%)    1,198.4       1,201.2      (0.2%)
                                                           =======      =======       ====      =======       =======      ====

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                                                 108.3        108.5       (0.2%)      724.7         758.3      (4.4%)
      National                                                 6.7          9.6      (30.7%)       39.2          47.7     (17.8%)
      Classified                                             131.5        124.5        5.6%       825.1         777.0       6.2%
                                                           -------      -------       ----      -------       -------      ----
        Total                                                246.5        242.6        1.6%     1,589.0       1,583.0       0.4%
    Part run (Retail/Classified)                               3.6          5.4      (33.4%)       24.0          36.3     (33.9%)
                                                           -------      -------       ----      -------       -------      ----
        Total Inches                                         250.1        248.0        0.8%     1,613.0       1,619.3      (0.4%)
                                                           =======      =======       ====      =======       =======      ====


                                                              Period Average                    Year-to-Date Average
CIRCULATION (Note 4):                                        2004        2003        Change       2004         2003       Change
                                                           -------      -------      ------     ---------    -------      ------

ST. LOUIS POST-DISPATCH:
    Daily                                                  282,603      282,914       (0.1%)    282,059       287,229      (1.8%)
    Sunday                                                 450,763      462,458       (2.5%)    453,579       466,343      (2.7%)

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                                  185,094      184,731        0.2%     191,478       192,066      (0.3%)
    Sunday                                                 187,484      188,893       (0.7%)    188,568       190,578      (1.1%)

TUCSON NEWSPAPER AGENCY:
    Star Daily                                              95,167       95,704       (0.6%)    107,943       106,147       1.7%
    Citizen Daily                                           28,999       32,234      (10.0%)     31,795        34,727      (8.4%)
                                                           -------      -------       ----      -------       -------      ----
      Combined Daily                                       124,166      127,938       (2.9%)    139,738       140,874      (0.8%)

    Star Sunday                                            158,379      159,590       (0.8%)    172,108       174,122      (1.2%)


                                                        Four Weeks    Four Weeks               26 Weeks      26 Weeks
                                                          Ended         Ended                   Ended          Ended
                                                         June 27,      June 29,                June 27,      June 29,
ONLINE PAGE VIEWS (in thousands)                           2004     2003 (Note 3)    Change      2004      2003 (Note 3)  Change
                                                        ----------  -------------    ------    --------    ------------   ------
St. Louis                                                   26,054       16,766       55.4%     186,297       116,716      59.6%

Combined PNI Web sites                                       8,809        7,578       16.2%      53,003        43,406      22.1%

Combined Tucson Web sites                                    6,266        7,746      (19.1%)     38,900        39,562      (1.7%)
                                                           -------      -------       ----      -------       -------      ----
      Totals                                                41,129       32,090       28.2%     278,200       199,684      39.3%
                                                           =======      =======       ====      =======       =======      ====


Note 4

  Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.




                                     - ### -